Investor Presentation Second Quarter 2018

Forward Looking Statement Disclosure Certain statements contained in this report which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as ‘‘believes,’’ ‘‘anticipates,’’ “likely,” “expected,” “estimated,” ‘‘intends’’ and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Examples of forward-looking statements include, but are not limited to, statements we make about (i) our future operating or financial performance, including revenues, income or loss and earnings or loss per share, (ii) future common stock dividends, (iii) our capital structure, including future capital levels, (iv) our plans, objectives and strategies, and (v) the assumptions that underlie our forward-looking statements. As with any forecast or projection, forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that may cause actual results to differ materially from those set forth in the forward-looking statements. Forward-looking statements are not historical facts but instead express only management’s beliefs regarding future results or events, many of which, by their nature, are inherently uncertain and outside of management’s control. It is possible that actual results and outcomes may differ, possibly materially, from the anticipated results or outcomes indicated in these forward- looking statements. Important factors that could cause actual results to differ materially from those in our forward-looking statements include the following, without limitation: (i) economic, market, liquidity, credit, interest rate, operational and technological risks associated with the Company’s business; (ii) the effect of and changes in policies and laws or regulatory agencies, including the Dodd-Frank Wall Street Reform and Consumer Protection Act and other legislation and regulation relating to the banking industry; (iii) management’s ability to effectively execute its business plans; (iv) mergers and acquisitions, including costs or difficulties related to the integration of acquired companies; (v) the possibility that any of the anticipated benefits of the Company’s recent merger with MainSource Financial Group, Inc. will not be realized or will not be realized within the expected time period; (vi) the effect of changes in accounting policies and practices; (vii) changes in consumer spending, borrowing and saving and changes in unemployment; (viii) changes in customers’ performance and creditworthiness; and (ix) the costs and effects of litigation and of unexpected or adverse outcomes in such litigation. Additional factors that may cause our actual results to differ materially from those described in our forward-looking statements can be found in the Form 10-K for the year ended December 31, 2017, as well as its other filings with the SEC, which are available on the SEC website at www.sec.gov. All forward-looking statements included in this filing are made as of the date hereof and are based on information available at the time of the filing. Except as required by law, the Company does not assume any obligation to update any forward-looking statement. 2

Presentation Contents About First Financial Bancorp Financial Performance Appendix 3

Company Overview Overview Lines of Business Founded: 1863 Commercial Headquarters: Cincinnati, Ohio C&I, O-CRE, ABL, Equipment Finance, Treasury Retail Banking Banking Centers: 158 Consumer, Business Banking, Small Business Assets: $13.9 billion Mortgage Banking Loans: $8.9 billion Wealth Management / Private Banking Deposits: $10.1 billion Investment Commercial Real Estate Wealth Mgmt: $4.5 billion Commercial Finance $2.7 billion AUM $1.8 billion brokerage NASDAQ: FFBC 2.45% 2.60% 2.58% 2.59% 2.48% $29.35 $30.65 $27.70 $26.15 $26.35 2Q17 3Q17 4Q17 1Q18 2Q18 www.bankatfirst.com Share Price Dividend Yield 4

Franchise Growth Plans 5

Market Centric Strategies METRO MARKETS COMMUNITY MARKETS HEADQUARTERS NATIONAL Louisville, KY Southeastern IN Columbus, OH South Central IN Greater Cincinnati Industry Specific Indianapolis, IN Northwest IN Northern KY Dayton, OH Northern OH th Low brand awareness High brand awareness 4 in market share Niche offering Low market share High market share All business lines represented Hometown Community Deepen relationships Build relationships through becoming Significant branch network the Premier Business Bank Oak Street Funding Expand product offering Alternative to larger banks Bank the business, the business owners and the employees Mass player, based on brand, First Franchise Capital Word-of-mouth referrals reputation and legacy Leads to targeted growth across all business lines Leads to organic growth Visible presence Large associate population 6

Revenue Growth Strategies 7

2018 Priorities . Successful integration of the two companies . Minimal customer disruption/quick recovery . Develop cohesive leadership team and culture that is embraced by our associates . Achieve expense savings and deliver the financial returns we communicated to our shareholders by 1Q 2019 . Achieve targeted income and balance sheet growth . Develop and effectively communicate new plans . Strategic plan for the corporation . Business plans for the revenue lines . Functional plans for key staff areas . Implement risk framework for the new company, achieve satisfactory regulatory exam ratings . Accomplish 2018 community plan objectives 8

Invest with First Financial . Experienced and proven management team . Increased scale to invest in franchise and achieve top quartile financial returns . Proven & sustainable business model . Well managed through the cycle . Conservative operating philosophy . Consistent profitability – 111 consecutive quarters . Robust capital management . Prudent steward of shareholders’ capital . Strong asset quality . Well defined M&A strategy . Selective markets, products & asset diversification 9

Invest with First Financial Total Shareholder Return1,2,3,4 138.6% 115.1% 87.4% 83.4% 57.0% 40.3% 17.8% 16.1% 13.6% 9.0% 9.1% 3.9% 5 Year 3 Year 1 Year YTD 2018 FFBC KBW Peer Median KBW Peer Top Quartile 1 Includes dividend reinvestment 2 Peer group includes KBW regional bank index peers 3 Based on stock price as of 07/1/2018 4 Beginning date is 07/1/2017 for the 1-year return, 07/1/2015 for the 3-year return, and 07/1/2013 for the 5-year return 10

Presentation Contents About First Financial Bancorp Financial Performance Appendix 11

2Q 2018 Highlights

111th Consecutive Quarter of Profitability

Profitability	▪ Net income = $36.4 million or $0.37 per diluted share. Adjusted net income = $55.6 million or $0.57 per diluted share[1,2] ▪ Return on average assets = 1.05%. Adjusted return on average assets = 1.60%[1] ▪ Return on average shareholders' equity = 7.30%. Adjusted return on average shareholders' equity = 11.16%[1] ▪ Return on average tangible common equity = 13.71%[1]. Adjusted return on average tangible common equity = 20.94%[1]
Income Statement	▪ Net interest income = $124.0 million. ▪ Net interest margin of 4.10% on a GAAP basis; 4.15% on a fully tax equivalent basis[1]. ▪ Noninterest income = $28.3 million. ▪ Noninterest expense = $102.8 million; $78.8 million[1] as adjusted for merger related items. ▪ Efficiency ratio = 67.50%. Adjusted efficiency ratio = 51.66%[1] ▪ Effective tax rate of 20.4%. Adjusted effective tax rate of 20.6%[1]
Balance Sheet	▪ Total assets = $13.9 billion; $4.4 billion acquired in MSFG merger, net of branch divestiture ▪ EOP loans = $8.9 billion; $2.9 billion acquired in MSFG merger, net of branch divestiture ▪ EOP deposits = $10.1 billion; $3.3 billion acquired in MSFG merger, net of branch divestiture ▪ EOP investment securities = $3.2 billion; $1.1 billion acquired in MSFG merger
Asset Quality	▪ Provision expense = $3.7 million. Net charge offs = $4.0 million. NCOs / Avg. Loans = 0.18% annualized. ▪ Nonperforming Loans / Total Loans = 0.70%. Nonperforming Assets / Total Assets = 0.46%. ▪ ALLL / Nonaccrual Loans = 133.65 %. ALLL / Total Loans = 0.61%. Classified Assets / Total Assets = 1.00%. ▪ Credit mark of $33.1 million on acquired MainSource loans.
Capital	▪ Total capital ratio = 13.36%. ▪ Tier 1 common equity ratio = 11.15%. ▪ Tangible common equity ratio = 8.30%. ▪ Tangible book value per share = $11.01.

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first financial bancorp

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliation.
[2] See Slide 4 for Adjusted Earnings detail.

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Adjusted Net Income [1]

The table below lists certain adjustments that we believe are significant to understanding our quarterly performance.

	2Q 2018			1Q 2018		
	As Reported	Adjusted		As Reported	Adjusted	
Net interest income	$ 123,979	$ 123,979		$ 75,812	$ 75,812	
Provision for loan and lease losses	$ 3,735	$ 3,735		$ 2,303	$ 2,303	
Noninterest income	$ 28,256	$ 28,256		$ 16,938	$ 16,938	
plus: bankcard interchange		341	A			
plus: losses on sale of investment securities		30	A			
Total noninterest income	$ 28,256	$ 28,627		$ 16,938	$ 16,938	
Noninterest expense	$ 102,755	$ 102,755		$ 52,288	$ 52,288	
less: merger-related expenses		19,397	A		1,985	A
less: severance expenses		4,546	A			
less: final loss share settlement					527	A
less: other					(113)	A
Total noninterest expense	$ 102,755	$ 78,812		$ 52,288	$ 49,889	
Income before income taxes	$ 45,745	$ 70,059		$ 38,159	$ 40,558	
Income tax expense	$ 9,327	$ 9,327		$ 7,653	$ 7,653	
plus: tax effect of adjustments (A) @ 21% statutory rate	-	5,106		-	504	
Total income tax expense	$ 9,327	$ 14,433		$ 7,653	$ 8,157	
Net income	$ 36,418	$ 55,626		$ 30,506	$ 32,401	
Net earnings per share - diluted	$ 0.37	$ 0.57		$ 0.49	$ 0.52	

[1] Non-GAAP financial measure which management believes facilitates a better understanding of the Company's financial condition. See Appendix for Non-GAAP reconciliations.

All dollars shown in thousands, except per share amounts

first financial bancorp

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Profitability Diluted EPS Return on Average Assets $0.57  1.60% $0.52  1.49% $0.45  1.26% 1.11% $0.39  1.06% $0.36  $0.49 1.40% 1.13% 1.13% $0.37 $0.40 $0.40 $0.37 1.06% 1.05% 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 1 1 DilutedEPS Adjusted EPS ROA Adjusted ROA Return on Tangible Common Equity Efficiency Ratio 20.94% 18.24% 88.19% 15.46% 59.97% 67.50% 13.41% 13.85% 58.28% 56.38% 17.2% 14.1% 13.9% 13.4% 13.7% 59.67% 57.02% 57.99% 53.79% 51.66% 2Q17 3Q17 4Q17 1Q18 2Q18 ROATCE Adjusted ROATCE 1 2Q17 3Q17 4Q17 1Q18 2Q18 Adjusted Efficiency Ratio 1 Efficiency Ratio 1 Non-GAAP financial measure which management believes facilitates a better understanding of the Company’s financial condition. See Appendix for Non-GAAP reconciliation. 14

Net Interest Margin Net Interest Margin (FTE) 2Q18 NIM (FTE) Progression 4.15% 1Q18 3.84% 0.29% 3.82% 3.84% Merger-related impact -0.04% 0.15% 0.15% 0.24% 3.56% 3.57% Purchase accounting 0.29% 0.15% 0.14% Security yields 0.03% 3.69% 3.71% Loan yields 0.12% NIM 3.58% Expansion 3.41% 3.43% Deposit costs -0.06% of 6 bps Shift in funding mix -0.03% 2Q17 3Q17 4Q17 1Q18 2Q18 Basic Margin (FTE) Loan Fees Purchase accounting 2Q18 4.15% 15

Interest Rate Sensitivity Loan Portfolio – Floating Loan Mix (1) . Asset sensitive position 62% 63% 65% 67% 55% . Majority of loans are variable rate: $4,916 . $3,908 $4,099 55% reprice <=3 months $3,639 $3,783 . Securities portfolio duration – 3.6 years . +100 scenario 4.0 years 2Q17 3Q17 4Q17 1Q18 2Q18 . +200 scenario 4.1 years Floating % of Gross Loans . Non-maturity, interest bearing accounts Sensitivity Trend (Up100, Up200) (2) modeled to increase 59 bps in an “Up 100” 5.41% 4.73% 5.71% 2.60% scenario 1.81% 2.65% 2.40% 2.88% 1.63% 1.12% . 50% of deposits in Community Markets with $0.219 high market share. $0.176 $0.166 $0.086 $0.111 $0.078 $0.084 $0.070 $0.049 $0.043 2Q17 3Q17 4Q17 1Q18 2Q18 Up100 Up200 Up100 Up200 EPS Impact Sensitivity (1)  As defined by EOP loans repricing in three months or less. (2)  Immediate parallel shifts across a 12 month horizon 16

Average Balance Sheet Average Loans1 Average Deposits 5.50% 0.61% 0.60% 0.53% 0.54% 0.57% 5.02% 5.06% 4.75% 4.79% $8,919  $10,383 21% 21% $5,780  $5,889  $5,940  $6,007  6% $6,570 $6,680 $6,840 $6,903 18% 17% 25% 31% 18% 18% 18% 17% 21% 8% 7% 8% 8% 18% 30% 30% 30% 29% 37% 37% 37% 36% 48% 25% 45% 45% 45% 44% 23% 22% 22% 21% 23% 23% 23% 24% 23% 2Q17 3Q17 4Q17 1Q18 2Q18 Consumer Lending Construction 2Q17 3Q17 4Q17 1Q18 2Q18 Investor CRE C & I and Owner Occupied CRE Avg NIB Demand Avg IB Demand Avg Savings Yield Avg Time Cost of Deposits Average Securities 3.04% 3.16% 2.90% 2.77% 2.85% $3,157 $2,035 $2,042 $2,020 $2,043 2Q17 3Q17 4Q17 1Q18 2Q18 Average Investment Securities Investment Securities Yield 1 Includes impact of purchase accounting; Gross loans include loans held for sale & FDIC indemnification asset All dollars shown in millions 17

Loan and Deposit Progressions 2Q18 EOP Loan Progression 2Q18 Average Deposit Progression First Financial as of March 31 $ 6,102,021 First Financial as of March 31 $ 6,903,312 MainSource as of March 31 3,012,330 MainSource as of March 31 3,462,051 Total as of March 31 9,114,351 Total as of March 31 10,365,363 Purchase valuation adjustments (89,619) Purchase valuation adjustments (1,801) Branch divestiture (119,887) Branch divestiture (86,335) Growth/(decline) (20,264) Growth/(decline) 105,408 Balance as of June 30 $ 8,884,581 Balance as of June 30 $ 10,382,635 All dollars shown in thousands 18

Investment Portfolio . Total EOP investments of approximately $3.2 billion . Investment portfolio / total assets = approximately 23% . Portfolio duration = estimated 3.6 years Portfolio Composition Portfolio Quality FRB/FHLB Stock Other 3% US Treasury/Govt  BBB+ BBB Corporate bonds ABS FFELP 3% Other Agency A 1% 2% 3% 2% 5% 1% 1% Private label  A+ commercial MBSs 3% 5% AA‐ 5% Asset backed  CLOs AA 5% 4% Agency  Agency collateralized &  Mortgages Agency insured muni securities AA+ 45% 56% 5% 5% ABS Other AAA 8% 15% Agency commercial MBSs Municipals 9% 14% 19

Loan Portfolio C&I Loans by Industry 1 CRE Loans by Collateral 2 C&I Loans: $3.8B ICRE Loans: $3.1B Residential, 1‐4  Family Other Services  Hotel/Motel 6% 5% Strip  11% Other Center Health Care and  25% 8% Nursing/Assisted  Social  Office Living Assistance  6% 6% 13% Agriculture,  Accommodation  Warehouse Forestry, Fishing  and Food  3% and Hunting  Services  6% 18% Retail 14% Industrial  Facility Wholesale  3% Trade  Finance and  7% All others Insurance  Residential,  14% Student  14% Multi Family 5+ Housing 20% Real Estate and  Manufacturing  2% Rental and  12% Leasing  7% 1 Industry types included in Other representing greater than 1% of total C&I loans include Professional, Scientific, and Technical Services, Public Administration, Retail Trade, Construction, Transportation and Warehousing, Arts, Entertainment, and Recreation, and Educational Services. Includes Owner-occupied CRE. 2 Collateral types included in Other representing greater than 1% of total CRE loans include Medical Office, Manufacturing Facility, Vacant Land Held for Development, Real Estate IUB Other, School/Education, Mini Storage, Farmland, Restaurant, and Convenience Store. 20

Noninterest Income and Noninterest Expense Noninterest Income Noninterest Expense 1 2Q18 2Q18 Total $20,991  $5,869  $28.3 million 20% Total 21% $9,568  $102.8 million 34% $2,316  $14,304  $55,531  8% 14% 54% $1,463  $11,929  5% $3,697  12% $5,343  13% 19% Salaries and benefits Occupancy and equipment Service Charges Wealth Mgmt Data processing Other Bankcard Client derivatives Gains from sales of loans Other 1 Includes $23.9 million of merger-related expenses Combined FTE 2,408  2,293  2,205  2,152  2,118  979  930  901  863  1,429  1,363  1,304  1,289  2Q17 3Q17 4Q17 1Q18 2Q18 FTE‐FFBC FTE‐MSFG All dollars shown in thousands 21

Asset Quality Classified Assets / Total Assets Nonperforming Assets / Total Assets 1.13% 1.08% 0.98% 0.98% 1.00% 0.72% 0.60% 0.50% 0.52% 0.46% $139.3 $62.7 $64.2 $52.9 $46.3 $98.4 $94.3 $44.4 $87.3 $87.6 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 Classified Assets Classified Assets / Total Assets NPAs NPAs / Total Assets Allowance / Total Loans Net Charge Offs & Provision Expense 0.22% 0.18% 0.13% 0.13% 0.93% 0.91% 0.90% 0.89% 0.02% $4.0 0.61% 1 $3.7 $3.3 $3.0 $54.9 $54.5 $54.0 $54.4 $54.1 $1.9 $1.9 $2.3 $0.5 $0.3 ‐$0.2 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 Allowance for Loan Losses ALLL / Total Loans NCOs Provision Expense NCOs / Average Loans 1 2Q18 decline in ratio is consistent with GAAP for acquired loans All dollars shown in millions 22

Capital Tangible Book Value Per Share Total Capital Ratio 13.36% 13.05% 13.07% 13.17% $11.62 $11.75 12.50% 12.98% $11.07 $11.36 $11.01 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 Tangible Book Value per Share Total Capital Ratio Target Tier 1 Common Equity Ratio Tangible Common Equity Ratio 10.50% 11.15% 10.54% 10.53% 10.63% 10.77% 7.50% 8.09% 8.25% 8.30% 8.41% 8.30% 2Q17 3Q17 4Q17 1Q18 2Q18 2Q17 3Q17 4Q17 1Q18 2Q18 Tier 1 Common Equity Ratio Target Tangible Common Equity Ratio Target All capital numbers are considered preliminary 23

Outlook1 . Annualized loan growth expected to be in the low to mid-single digits on a percentage basis Balance Sheet for the remainder of 2018 . Projected to be 3.95% - 4.05% on a FTE basis based on static interest rates . Includes estimated purchase accounting adjustments of 23 basis points Net Interest Margin . Lower projected loan fees (3 bps) and shift in mix to higher cost funding (2-4 bps) . Modestly asset sensitive balance sheet, although benefits from future rate increases could be muted by market competition on deposit pricing Credit . Stable credit outlook; no systemic credit issues are anticipated . Estimated to be $28 - $30 million on a quarterly basis Noninterest income2 . Mortgage headwinds anticipated due to market conditions . Quarterly noninterest expense of $76 - $78 million anticipated for 3Q18; $75 - $77 million Noninterest Expense2 anticipated by end of 2018 . Fully phased in efficiency ratio of 50 – 52% . Target dividend payout ratio of 35 – 40% Capital . All capital ratios expected to exceed current internal targets Taxes . Effective tax rate of approximately 19.5% 1 See Forward Looking Statement Disclosure on page 2 of this presentation for a discussion of factors that could affect management’s expectations and results in future periods 2 Management’s estimated outlook excludes merger-related activities 24

Presentation Contents About First Financial Bancorp Financial Performance Appendix 25

Appendix: Executive Chairman & CEO Roles . Claude Davis has assumed the role of Executive Chairman of the board . Three-year term, then transitions to Non-executive Chairman Chairman & . Archie Brown, Jr. serving as President & CEO, member of the board CEO Roles . Jointly leading the company, partnering on strategy, management & performance . Also jointly leading the transition team to ensure successful cultural integration . Newly created role to provide capacity for CEO to focus on business execution & results . Role will focus on: . Board Integration . Strategy Executive . Investor Relations Chairman Role . Corporate Development . Community, Regulatory & Government Relations . Regulatory Management Model . Oversee development of ERM model to meet the increased regulatory & compliance requirements of a $10B+ bank 26

Appendix: Company Overview Executive Team Line of Business Leaders . Chief Banking Officer – Anthony Stollings . Commercial Finance – Rick Dennen . Chief Financial Officer – Jamie Anderson . Commercial – Brad Ringwald . Chief Administrative Officer – John Gavigan . Investment Commercial Real Estate – Paul Silva . Chief Credit Officer – Bill Harrod . Wealth Management & Private Banking – Greg Harris . Chief Risk Officer – Shannon Kuhl . Consumer – Chris Harrison . General Counsel – Karen Woods . Mortgage – Ann Davis . Chief Internal Auditor – Matt Burgess 27

Appendix: Our Markets . Greater Cincinnati . Indianapolis . Loans $2.8 billion . Loans $1.0 billion . Deposits $3.1 billion . Deposits $0.7 billion . Deposit Market Share #4 (2.7%) . Deposit Market Share #13 (1.8%) . Banking Centers 53 . Banking Centers 10 . Fortune 500 Companies 9 . Fortune 500 Companies 3 . Central OH . Louisville . Loans $1.1 billion . Loans $0.6 billion . Deposits $0.4 billion . Deposits $0.4 billion . Deposit Market Share #12 (0.9%) . Deposit Market Share #11 (2.4%) . Banking Centers 5 . Banking Centers 12 . Fortune 500 Companies 5 . Fortune 500 Companies 3 . Community Markets . Commercial Finance (National) . Loans $2.0 billion . Loans $1.0 billion . Deposits $4.7 billion . Banking Centers 73 Loan and deposit balances exclude special assets, loan marks, other out of market and corporately held balances 28

Appendix: Non-GAAP Measures The Company’s earnings release and accompanying presentation contain certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States (GAAP). Such non-GAAP financial information should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. However, we believe that non-GAAP reporting provides meaningful information and therefore we use it to supplement our GAAP information. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments and to provide an additional measure of performance. We believe this information is helpful in understanding the results of operations separate and apart from items that may, or could, have a disproportional positive or negative impact in any given period. For a reconciliation of the differences between the non-GAAP financial measures and the most comparable GAAP measures, please refer to the following reconciliation tables. to GAAP Reconciliation 29

Appendix: Non-GAAP to GAAP Reconciliation Net interest income and net interest margin - fully tax equivalent Three months ended June 30, Mar. 31, Dec. 31, Sep. 30, June 30, 2018 2018 2017 2017 2017 Net interest income$ 123,979 $ 75,812 $ 75,614 $ 70,479 $ 68,520 Tax equivalent adjustment 1,420 718 1,387 1,353 1,294 Net interest income - tax equivalent $ 125,399 $ 76,530 $ 77,001 $ 71,832 $ 69,814 Average earning assets$ 12,120,000 $ 8,087,848 $ 8,005,100 $ 7,989,969 $ 7,855,564 Net interest margin* 4.10% 3.80% 3.75% 3.50% 3.50 % Net interest margin (fully tax equivalent)* 4.15% 3.84% 3.82% 3.57% 3.56% * Margins are calculated using net interest income annualized divided by average earning assets. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 21% tax rate for 2018 and a 35% tax rate for 2017. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons. All dollars shown in thousands 30

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP ratios Three months ended June 30, Mar. 31, Dec. 31, Sep. 30, June 30, (Dollars in thousands, except per share data) 2018 2018 2017 2017 2017 Net income (a) $ 36,418 $ 30,506 $ 24,811 $ 24,826 $ 22,736 Average total shareholders' equity 2,000,093 929,474 920,194 908,057 889,604 Less: Goodwill and other intangibles (934,656) (209,053) (209,379) (209,730) (210,045) Average tangible equity (b) 1,065,437 720,421 710,815 698,327 679,559 Total shareholders' equity 2,012,937 939,985 930,664 914,954 898,117 Less: Goodwill and other intangibles (934,656) (209,053) (209,379) (209,730) (210,045) Ending tangible equity (c) 1,078,281 730,932 721,285 705,224 688,072 Total assets 13,920,167 8,898,429 8,896,923 8,761,689 8,710,042 Less: Goodwill and other intangibles (934,656) (209,053) (209,379) (209,730) (210,045) Ending tangible assets (d) 12,985,511 8,689,376 8,687,544 8,551,959 8,499,997 Risk-weighted assets (e) 10,251,147 7,240,731 7,108,629 7,090,714 6,936,665 Total average assets 13,956,360 8,830,176 8,731,956 8,716,917 8,582,961 Less: Goodwill and other intangibles (934,656) (209,053) (209,379) (209,730) (210,045) Average tangible assets (f)$ 13,021,704 $ 8,621,123 $ 8,522,577 $ 8,507,187 $ 8,372,916 Ending shares outstanding (g) 97,904,897 62,213,823 62,069,087 62,061,465 62,141,071 Ratios Return on average tangible shareholders' equity (a)/(b) 13.71% 17.17% 13.85% 14.10% 13.42% Ending tangible equity as a percent of: Ending tangible assets (c)/(d) 8.30% 8.41% 8.30% 8.25% 8.09% Risk-weighted assets (c)/(e) 10.52% 10.09% 10.15% 9.95% 9.92% Average tangible equity as a percent of average tangible assets (b)/(f) 8.18% 8.36% 8.34% 8.21% 8.12% Tangible book value per share (c)/(g)$ 11.01 11.75 $ $ 11.62 $ 11.36 $ 11.07 All dollars shown in thousands 31

Appendix: Non-GAAP to GAAP Reconciliation Additional non-GAAP measures 2Q18 1Q18 4Q17 3Q17 2Q17 (Dollars in thousands, except per share data) As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted As Reported Adjusted Net interest income (f)$ 123,979 $ 123,979 $ 75,812 $ 75,812 $ 75,614 $ 75,614 $ 70,479 $ 70,479 $ 68,520 $ 68,520 Provision for loan and lease losses 3,735 3,735 2,303 2,303 (205) (205) 2,953 2,953 467 467 plus: provision expense adjustment 799 Noninterest income 28,256 28,256 16,938 16,938 18,382 18,382 22,942 22,942 17,454 17,454 less: gains from the redemption of off balance sheet securitizations 5,764 less: tax related adjustment to a limited partnership investment (119) plus: Bankcard interchange 341 plus: losses on sale of investment securities 30 (19) (275) (838) Total noninterest income (g) 28,256 28,627 16,938 16,938 18,382 18,363 22,942 16,903 17,454 16,735 Noninterest expense 102,755 102,755 52,288 52,288 82,898 82,898 54,443 54,443 51,556 51,556 less: severance expense 4,546 3,818 533 less: charter conversion expenses less: historic tax credit investment write-down 11,328 less: merger-related expenses 19,397 1,985 8,444 800 less: indemnification asset impairment 1 527 5,055 less: charitable foundation contribution 3,000 less: other (113) 577 154 Total noninterest expense (e) 102,755 78,812 52,288 49,889 82,898 54,494 54,443 49,825 51,556 50,869 Income before income taxes (i) 45,745 70,059 38,159 40,558 11,303 39,688 36,025 35,403 33,951 33,919 Income tax expense 9,327 9,327 7,653 7,653 (13,508) (13,508) 11,199 11,199 11,215 11,215 plus: tax effect of adjustments 5,106 504 9,935 (178) (11) plus: tax reform impact on DTLs & tax partnerships 8,191 plus: after-tax impact of historic tax credit write-down @ 35% - - 7,363 - Total income tax expense (h) 9,327 14,433 7,653 8,157 (13,508) 11,981 11,199 11,021 11,215 11,204 Net income (a) $ 36,418 $ 55,626 $ 30,506 $ 32,401 $ 24,811 $ 27,707 $ 24,826 $ 24,382 $ 22,736 $ 22,715 Average diluted shares (b) 98,432 98,432 62,181 62,181 62,132 62,132 62,190 62,190 62,234 62,234 Average assets (c) 13,956,360 13,956,360 8,830,176 8,830,176 8,731,956 8,731,956 8,716,917 8,716,917 8,582,961 8,582,961 Average shareholders' equity 2,000,093 2,000,093 929,474 929,474 920,194 920,194 908,057 908,057 889,604 889,604 Less: Goodwill and other intangibles (934,656) (934,656) (209,053) (209,053) (209,379) (209,379) (209,730) (209,730) (210,045) (210,045) Average tangible equity (d) 1,065,437 1,065,437 720,421 720,421 710,815 710,815 698,327 698,327 679,559 679,559 1 - Impairment charge related to preliminary agreement to terminate FDIC loss sharing agreements. Ratios Net earnings per share - diluted (a)/(b) $ 0.37 $ 0.57 $ 0.49 $ 0.52 $ 0.40 $ 0.45 $ 0.40 $ 0.39 $ 0.37 $ 0.37 Return on average assets - (a)/(c) 1.05% 1.60% 1.40% 1.49% 1.13% 1.26% 1.13% 1.11% 1.06% 1.06% Return on average tangible shareholders' equity - (a)/(d) 13.71% 20.94% 17.17% 18.24% 13.85% 15.46% 14.10% 13.85% 13.42% 13.41% Efficiency ratio - (e)/((f)+(g)) 67.5% 51.6% 56.4% 53.8% 88.2% 58.0% 58.3% 57.0% 60.0% 59.7% Effective tax rate - (h)/(i) 20.4% 20.6% 20.1% 20.1% -119.5% 30.2% 31.1% 31.1% 33.0% 33.0% 32

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